UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 3, 2008

SMARTPROS LTD.
(Exact name of Registrant as specified in its charter)

Delaware	001-32300	13-4100476
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

12 Skyline Drive
Hawthorne, New York	10532
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code (914) 345-2620

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

     This Form 8-K/A amends the Current Report on Form 8-K of SmartPros Ltd. (“SmartPros”) filed on July 8, 2008 (the “Report”) in connection with the consummation of the acquisition by SmartPros of all the issued and outstanding shares of Loscalzo Associates, P.A. (“Associates”). The purpose of this amendment is to provide the financial statements of the businesses acquired as required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b), which financial statements and information were excluded from the original filing in reliance on Items 9.01(a)(4) and 9.01(b)(2), respectively, of Form 8-K.

Item 1.01.   Entry into a Material Definitive Agreement.

     See disclosure under Item 2.01 below.

Item 2.01.   Completion of Acquisition or Disposition of Assets.

     Incorporated herein by reference to Item 2.01 of the Report.

Item 9.01.	Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

Filed herewith are the financial statements of Associates for the requisite periods.

(b)	Pro-forma Financial Information.

Filed herewith are the proforma combined financial statements of SmartPros and Associates.

(d)	Exhibits
Exhibit
No.	Description
10.1	Stock Purchase Agreement dated as of July 3, 2008.*
23.1	Consent of Holtz Rubenstein Reminick LLP.
99.1	Press Release dated July 7, 2008.*

* Filed as an exhibit to this Report on July 8, 2008 and incorporated herein by reference.

* * * * *

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to its Current Report on Form 8-K originally filed on July 8, 2008 to be signed on its behalf by the undersigned, hereunto duly authorized.

SmartPros Ltd.

Dated: September 17, 2008	By:	/s/ Allen S. Greene
Allen S. Greene,
Chief Executive Officer

LOSCALZO ASSOCIATES, P.A.

F-1

LOSCALZO ASSOCIATES, P.A.

Consolidated Balance Sheet (unaudited)
June 30,	2008

Assets

Current Assets:
Cash and cash equivalents	$241,666
Accounts receivable	760,297
Prepaid expenses and other current assets	47,339
Total Current Assets	1,049,302

Property and Equipment, net	256,425
Deferred tax asset	123,000
Total Assets	$1,428,727

Liabilities and Stockholder's Equity

Current Liabilities:
Accounts payable	$70,032
Accrued expenses	72,231
Deferred tax liability	273,000
Total Current Liabilities	415,263

Minority Interest in Variable Interest Entity	611,742

Commitments and Contingencies

Stockholder's Equity:
Common stock	2,000
Retained Earnings	399,722
Total Stockholder's Equity	401,722
Total Liabilities and Stockholder's Equity	$1,428,727

See notes to consolidated financial statements (unaudited).	F-2

LOSCALZO ASSOCIATES, P.A.

Consolidated Statements of Operations and Retained Earnings (unaudited)
Six Months Ended June 30,	2008	2007

Net Revenues	$981,035	$1,011,295
Cost of Revenues	461,453	428,386
Gross Profit	519,582	582,909

Operating Expenses:
Selling, general and administrative	832,631	829,423
Depreciation and amortization	4,511	5,322
Total Operating Expenses:	837,142	834,745

Operating Loss	(317,560)	(251,836)

Other Income:
Interest income	3,442	-
Net Loss before Benefit for Income Taxes	(314,118)	(251,836)

Income Tax Benefit	126,000	111,000

Net Loss before minority interest in variable interest entity	(188,118)	(140,836)
Income from minority interest in variable interest entity	(1,831)	(6,140)
Net Loss	(189,949)	(146,976)
Retained Earnings, beginning of period	589,671	584,099
Retained Earnings, end of period	$399,722	$437,123

See notes to consolidated financial statements (unaudited).	F-3

LOSCALZO ASSOCIATES, P.A.

Consolidated Statements of Cash Flows (unaudited)
Six months ended June 30,	2008	2007

Cash Flows from Operating Activities:
Net Loss	$(189,949)	$(146,976)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	4,511	5,322
Deferred Tax Benefit	(126,000)	(111,000)
Minority interest in variable interest entity	1,831	6,140
Changes in operating assets and liabilities:
(Increase) decrease in operating assets:
Accounts receivable	143,836	218,283
Prepaid expenses and other current assets	(29,253)	(26,298)
(Decrease) increase in operating liabilities:
Accounts payable and accrued expenses	(62,653)	515,769
Total adjustments	(67,728)	608,216
Net Cash (Used in) Provided by Operating Activities	(257,677)	461,240

Cash Flows from Investing Activities:
Acquisition of property and equipment	(9,650)	-
Net Cash Used in Investing Activities	(9,650)	-

Cash Flows from Financing Activities:
Capital contribution to variable interest entity	516,315	-
Repayment of Stockholder Loan	(67,525)	(77,873)
Repayment of line of credit	-	(90,000)
Net Cash Provided by (Used in) Financing Activities	448,790	(167,873)

Net Increase in Cash and Cash Equivalents	181,463	293,367
Cash and Cash Equivalents, beginning of period	60,203	68,914
Cash and Cash Equivalents, end of period	$241,666	$362,281

Supplemental Disclosure:
Cash paid for interest	$-	$496
Cash paid for income taxes	$3,525	$8,225

See notes to consolidated financial statements (unaudited).	F-4

LOSCALZO ASSOCIATES, P.A.

Notes to Financial Statements
Six Months Ended June 30, 2008 and 2007

1.   Description of Business and Summary of Significant Accounting Policies

Nature of operations - Loscalzo Associates, P.A. (the "Company"), a New Jersey corporation, was organized in 1981 for the purpose of developing and presenting training programs and performing consulting services to the accounting profession. These seminars are presented through state societies of CPAs, accounting firms, associations of accounting firms and corporations.

Basis of presentation - The financial statements have been prepared pursuant to Financial Accounting Standards Board ("FASB") Interpretation No. 46(R), "Consolidation of Variable Interest Entities". The consolidated financial statements include the accounts of Loscalzo Associates, P.A., and 130 Monmouth Street LLC. All material intercompany accounts and transactions have been eliminated. Loscalzo Associates, P.A. and 130 Monmouth Street LLC have common ownership.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue recognition - Revenue for programs that include the delivery of instruction is recognized after delivery of the training program and/or services to the customer. Revenue relating to the sale of only training material is recognized when an order has been received and the manuals are shipped to the customer.

Cash and cash equivalents - All highly liquid investments with an original maturity of three months or less are considered cash equivalents. From time to time, the Company invests a portion of its excess cash in money market accounts and funds which are stated at cost which approximates market.

Concentration of credit risk - Financial instruments that subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents and accounts receivable. From time to time, the cash balances exceed the federal depository insurance limit of $100,000. At June 30, 2008, there was $ 161,732 in excess of FDIC insurance limits. The Company's cash balances are deposited with high quality financial institutions. No single customer represents a significant concentration of sales or receivables.

Accounts receivable - Accounts receivable are stated at the amount billed to customers less an allowance for doubtful accounts, as deemed necessary by management. Management establishes an allowance, when deemed necessary, based on its history of past write-offs and collections and current credit conditions. During 2008 and 2007, no allowance for doubtful accounts was established since all accounts were deemed to be collectible.

Accounts receivable are generally considered to be past due if any portion of the receivable balance is outstanding for more than 90 days. Accounts will be written off as uncollectible if no payments are made after 180 days.

Shipping and handling costs - The Company includes shipping and handling costs billed to the customer in gross revenue and the related cost of shipping and handling in cost of revenues.

Property and equipment - Property and equipment is stated at cost and are depreciated using accelerated depreciation methods over their estimated useful lives, ranging from five to ten years. Accelerated methods established under federal income tax laws differ from generally accepted accounting principles; however, such differences are not considered material. The building is being depreciated over its estimated useful life of 40 years. Leasehold improvements are amortized on the straight-line method over the lesser of their

F-5

LOSCALZO ASSOCIATES, P.A.

Notes to Financial Statements
Six Months Ended June 30, 2008 and 2007

estimated useful lives or the life of the lease. Expenditures for repairs and maintenance are charged to expense as incurred.

Income taxes -The Company prepares its tax returns on a cash basis. Deferred tax assets and liabilities are recognized for temporary differences between the financial reporting basis and the tax basis of the Company's assets and liabilities. Deferred taxes are recognized for the estimated taxes ultimately payable or recoverable based on enacted tax laws. Changes in enacted tax rates and laws are reflected in the financial statements in the periods they occur.

Advertising - The Company expenses the costs of advertising when the advertising first takes place. Advertising expense was $1,757 and $10,393 for the six months ended June 30, 2008 and 2007.

Sales tax - The Company collects sales tax. The amount received is credited to a liability account and as payments are made, this account is charged. At any point in time, this account represents the net amount owed to the applicable taxing authority for amounts collected but not yet remitted.

New accounting pronouncements - In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities". SFAS No. 159 permits an entity to choose, at specified election dates, to measure eligible financial instruments and certain other items at fair value that are not currently required to be measured at fair value. An entity shall report unrealized gains and losses on items for which the fair value option has been elected in earnings at each subsequent reporting date. Upfront costs and fees related to items for which the fair value option is elected shall be recognized in earnings as incurred and not deferred. SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS No. 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At the effective date, an entity may elect the fair value option for eligible items that exist at that date. The entity shall report the effect of the first remeasurement to fair value as a cumulative-effect adjustment to the opening balance of retained earnings. The Company believes that this pronouncement will not have a material effect on the consolidated financial statements.

In December 2007, the FASB issued SFAS No. 141R, "Business Combinations", which changes how business acquisitions are accounted. SFAS No. 141R requires the acquiring entity in a business combination to recognize all (and only) the assets acquired and liabilities assumed in the transaction and establishes the acquisition-date fair value as the measurement objective for all assets acquired and liabilities assumed in a business combination. Certain provisions of this standard will, among other things, impact the determination of acquisition-date fair value of consideration paid in a business combination (including contingent consideration); exclude transaction costs from acquisition accounting; and change accounting practices for acquired contingencies, acquisition-related restructuring costs, in-process research and development, indemnification assets, and tax benefits. SFAS No. 141R is effective for business combinations occurring after December 15, 2008. The Company believes that this pronouncement will not have a material effect on the consolidated financial statements.

In December 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51", which establishes new standards governing the accounting for and reporting of noncontrolling interests ("NCIs") in partially owned consolidated subsidiaries and the loss of control of subsidiaries. Certain provisions of this standard indicate, among other things, that NCIs (previously referred to as minority interests) be treated as a separate component of equity, not as a liability; that increases and decreases in the parent's ownership interest that leave control intact be treated as equity transactions, rather than as step acquisitions or dilution gains or losses; and that losses of a partially owned consolidated subsidiary be allocated to the NCI even when such allocation might result in a deficit balance. This standard also requires changes to certain presentation and disclosure requirements. SFAS No. 160 is effective beginning January 1, 2009. The provisions of the standard are to be applied to all NCIs prospectively, except for the presentation and disclosure requirements, which are to be applied retrospectively to all periods

F-6

LOSCALZO ASSOCIATES, P.A.

Notes to Financial Statements
Six Months Ended June 30, 2008 and 2007

presented. The Company believes that this pronouncement will not have a material effect on the consolidated financial statements

2.   Property and Equipment

The components of property and equipment are as follows:

June 30,	2008

Land and Building	$342,654
Leasehold Improvements	9,650
Automobiles	32,827
Equipment	73,137
Furniture and Fixtures	5,250
463,518
Less Accumulated Depreciation and Amortization	207,093
$256,425

Depreciation and amortization expense for the six months ended June 30, 2008 and 2007 were $4,511 and $5,322, respectively.

3.   Related Party Transactions

The Company is leasing its office building from an affiliate company under a five year lease agreement. The Company pays monthly rent of $5,000 to the affiliate. It also pays repairs and maintenance and operating costs related to the facility. Under FASB Interpretation 46(R), "Consolidation of Variable Interest Entities", the Company has consolidated the financial statements of 130 Monmouth Street LLC since it provides the majority of financial support. Selected information of 130 Monmouth Street LLC's balance sheet, as of June 30, 2008 and 2007, and its results of operations for the six months ended June 30, 2008 and 2007 are as follows:

	2008	2007

Total Assets	$611,742	$608,008
Total Liabilities	-	520,000
Members' Equity	611,742	88,008
Net Revenue	30,000	30,000
Net Income	1,831	6,140

From time to time, the Company borrows funds from the Company's sole stockholder. The loans are non-interest bearing demand obligations. At June 30, 2008 and 2007, the Company did not have any amounts outstanding relating to stockholder loans. The Company repaid loans outstanding during the six month period of $67,525 and $77,873 on January 2008 and February 2007 respectively.

The Company advances funds to the sole stockholder on a short term basis. These advances are non-interest bearing and are paid off within the year.

For the six months ended June 30, 2008 and 2007, the Company paid approximately $41,700 and $26,800, respectively, for training and consulting services performed by a related party.

F-7

LOSCALZO ASSOCIATES, P.A.

Notes to Financial Statements
Six Months Ended June 30, 2008 and 2007

4.   Credit Line

The Company had an available credit line of $100,000, which was cancelled on June 30, 2008.

5.   Pension Plan

The Company has a non-contributory defined contribution plan covering all employees. Contributions are made at the discretion of the Company. The Company had elected not to make a contribution for 2008.

6.   Credit Line

Income tax benefit for the six months ended June 30, 2008 and 2007 consist of the following:

	2008	2007

Current:
Federal	$-	$-
State	-	-
	-	-
Deferred:
Federal	(107,000)	(94,000)
State	(19,000)	(17,000)
	(126,000)	(111,000)
	$(126,000)	$(111,000)

The Company has a net deferred tax liability of $273,000 and a non-current deferred tax asset of $123,000 as at June 30, 2008. The Company prepares its tax returns on a cash basis, but maintains its books on an accrual basis. As a result of the differences between these methods, timing differences occur between accounts receivables and payables, sale recorded for tax purposes but not on books and basis differences in certain investments, gives rise to a deferred tax liability. 130 Monmouth Street LLC files a separate tax return and income or losses from the entity passes through to its members. Therefore, no provision for taxes on its income has been included in the consolidated financial statements.

7.   Stockholder's Equity

The Company has 1,000 shares of no par common stock authorized, of which 100 shares are issued and outstanding.

8.   Subsequent Event

In July 2008, the Company was sold to SmartPros, Ltd., a public company whose stock is listed on NASDAQ (symbol SPRO) for approximately $4,400,000 in cash.

F-8

Report of Independent Registered Public Accounting Firm

Board of Directors
Loscalzo Associates, P.A.
Red Bank, New Jersey

We have audited the accompanying consolidated balance sheets of Loscalzo Associates, P.A. (the "Company") as of December 31, 2007 and 2006, and the related consolidated statements of operations and retained earnings and cash flows for the years then ended. The consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall consolidated financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Loscalzo Associates, P.A. as of December 31, 2007 and 2006, and the results of their operations and their cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Holtz Rubesntein Reminick LLP
Melville, New York
September 9, 2008

F-9

LOSCALZO ASSOCIATES, P.A.

Consolidated Balance Sheets
December 31,	2007	2006

Assets

Current Assets:
Cash and cash equivalents	$60,203	$68,914
Accounts receivable	904,133	912,064
Prepaid expenses and other current assets	17,146	3,441
Total Current Assets	981,482	984,419

Property and Equipment, net	251,286	252,074
Deferred Tax Asset	47,000	32,000
Other Assets	940	940
	299,226	285,014
Total Assets	$1,280,708	$1,269,433

Liabilities and Stockholder's Equity

Current Liabilities:
Credit line	$-	$90,000
Accounts payable	95,358	64,456
Accrued expenses	109,558	103,638
Deferred tax liability	323,000	324,000
Stockholder loan	67,525	19,373
Total Current Liabilities	595,441	601,467

Minority Interest in Variable Interest Entity	93,596	81,867

Commitments and Contingencies

Stockholder's Equity:
Common stock	2,000	2,000
Retained Earnings	589,671	584,099
Total Stockholder's Equity	591,671	586,099
Total Liabilities and Stockholder's Equity	$1,280,708	$1,269,433

See notes to consolidated financial statements.	F-10

LOSCALZO ASSOCIATES, P.A.

Consolidated Statements of Operations and Retained Earnings
Years Ended December 31,	2007	2006

Net Revenues	$3,437,175	$2,958,251
Cost of Revenues	1,415,915	1,288,576
Gross Profit	2,021,260	1,669,675

Operating Expenses:
Selling, general and administrative	1,985,109	1,707,633
Depreciation and amortization	9,450	8,355
Total Operating Expenses	1,994,559	1,715,988

Net Income (Loss) before Income Tax Expense (Benefit)	26,701	(46,313)
Income Tax Expense (Benefit)	9,400	(17,800)
Net Income (Loss) before Minority Interest in Variable Interest Entity	17,301	(28,513)
Income from Minority Interest in Variable Interest Entity	(11,729)	(6,367)
Net Income (Loss)	5,572	(34,880)

Retained Earnings, beginning of the year	584,099	618,979
Retained Earnings, end of the year	$589,671	$584,099

See notes to consolidated financial statements.	F-11

LOSCALZO ASSOCIATES, P.A.

Consolidated Statements of Cash Flows
Years Ended December 31,	2007	2006

Cash Flows from Operating Activities:
Net income (loss)	$5,572	$(34,880)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	9,450	8,355
Minority interest in variable interest entity	11,729	6,367
Deferred tax benefit	(16,000)	(21,400)
Changes in operating assets and liabilities:
(Increase) decrease in operating assets:
Accounts receivable	7,931	(68,243)
Prepaid expenses and other current assets	(13,705)	28,263
(Decrease) increase in operating liabilities:
Accounts payable and accrued expenses	36,823	(14,272)
Total adjustments	36,228	(60,930)
Net Cash Provided by (Used In) Operating Activities	41,800	(95,810)

Cash Flows from Investing Activities:
Acquisition of property and equipment	(8,663)	-
Net Cash Used in Investing Activities	(8,663)	-

Cash Flows from Financing Activities:
Advances from (repayment of) stockholder loan	48,152	(30,627)
Capital contribution to variable interest entity	-	75,500
(Repayment of) borrowings from line of credit	(90,000)	90,000
Net Cash (Used in) Provided by Financing Activities	(41,848)	134,873

Net (Decrease) Increase in Cash and Cash Equivalents	(8,711)	39,063
Cash and Cash Equivalents, beginning of year	68,914	29,851
Cash and Cash Equivalents, end of year	$60,203	$68,914

Supplemental Disclosure:
Cash paid for interest	$496	$-
Cash paid for income taxes	$8,225	$3,954

See notes to consolidated financial statements.	F-12

LOSCALZO ASSOCIATES, P.A.

Notes to Financial Statements
Years Ended December 31, 2007 and 2006

1.   Description of Business and Summary of Significant Accounting Policies

Nature of operations - Loscalzo Associates, P.A. (the "Company"), a New Jersey corporation, was organized in 1981 for the purpose of developing and presenting training programs and performing consulting services to the accounting profession. These seminars are presented through state societies of CPAs, accounting firms, associations of accounting firms and corporations.

Basis of presentation - The financial statements have been prepared pursuant to Financial Accounting Standards Board ("FASB") Interpretation No. 46R, "Consolidation of Variable Interest Entities". The consolidated financial statements include the accounts of Loscalzo Associates, P.A., and 130 Monmouth Street LLC. All material intercompany accounts and transactions have been eliminated. Loscalzo Associates, P.A. and 130 Monmouth Street LLC have common ownership.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Revenue recognition - Revenue for programs that include the delivery of instruction is recognized after delivery of the training program and/or services to the customer. Revenue relating to the sale of only training material is recognized when an order has been received and the manuals are shipped to the customer.

Cash and cash equivalents - All highly liquid investments with an original maturity of three months or less are considered cash equivalents. From time to time, the Company invests a portion of its excess cash in money market accounts and funds which are stated at cost which approximates market.

Concentration of credit risk - Financial instruments that subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents and accounts receivable. From time to time, the cash balances exceed the federal depository insurance limit of $100,000. At December 31, 2007 and 2006, there was no cash in excess of FDIC insurance. The Company's cash balances are deposited with high quality financial institutions. No single customer represents a significant concentration of sales or receivables.

Accounts receivable - Accounts receivable are stated at the amount billed to customers less an allowance for doubtful accounts, as deemed necessary by management. Management establishes an allowance, when deemed necessary, based on its history of past write-offs and collections and current credit conditions. During 2007 and 2006, no allowance for doubtful accounts was established since all accounts were deemed to be collectible.

Accounts receivable are generally considered to be past due if any portion of the receivable balance is outstanding for more than 90 days. Accounts will be written off as uncollectible if no payments are made after 180 days.

Shipping and handling costs - The Company includes shipping and handling costs billed to the customer in gross revenue and the related cost of shipping and handling in Cost of Revenues.

Property and equipment - Property and equipment is stated at cost and are depreciated using accelerated depreciation methods over their estimated useful lives, ranging from five to ten years. Accelerated methods established under federal income tax laws differ from generally accepted accounting principles; however, such differences are not considered material. The building is being depreciated over its estimated useful life of 40 years. Leasehold improvements are amortized on the straight-line method over the lesser of their estimated useful lives or the life of the lease. Expenditures for repairs and maintenance are charged to expense as incurred.

F-13

LOSCALZO ASSOCIATES, P.A.

Notes to Financial Statements
Years Ended December 31, 2007 and 2006

Income taxes - The Company prepares its tax returns on a cash basis. Deferred tax assets and liabilities are recognized for temporary differences between the financial reporting basis and the tax basis of the Company's assets and liabilities. Deferred taxes are recognized for the estimated taxes ultimately payable or recoverable based on enacted tax laws. Changes in enacted tax rates and laws are reflected in the financial statements in the periods they occur.

Advertising - The Company expenses the costs of advertising when the advertising first takes place. Advertising expense was $12,541 and $11,410 for the years ended December 31, 2007 and 2006, respectively.

Sales tax - The Company collects sales tax. The amount received is credited to a liability account and as payments are made, this account is charged. At any point in time, this account represents the net amount owed to the applicable taxing authority for amounts collected but not yet remitted.

New accounting pronouncements - In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities". SFAS No. 159 permits an entity to choose, at specified election dates, to measure eligible financial instruments and certain other items at fair value that are not currently required to be measured at fair value. An entity shall report unrealized gains and losses on items for which the fair value option has been elected in earnings at each subsequent reporting date. Upfront costs and fees related to items for which the fair value option is elected shall be recognized in earnings as incurred and not deferred. SFAS No. 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. SFAS No. 159 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. At the effective date, an entity may elect the fair value option for eligible items that exist at that date. The entity shall report the effect of the first remeasurement to fair value as a cumulative-effect adjustment to the opening balance of retained earnings. The Company believes that this pronouncement will not have a material effect on the consolidated financial statements.

In December 2007, the FASB issued SFAS No. 141R, "Business Combinations", which changes how business acquisitions are accounted. SFAS No. 141R requires the acquiring entity in a business combination to recognize all (and only) the assets acquired and liabilities assumed in the transaction and establishes the acquisition-date fair value as the measurement objective for all assets acquired and liabilities assumed in a business combination. Certain provisions of this standard will, among other things, impact the determination of acquisition-date fair value of consideration paid in a business combination (including contingent consideration); exclude transaction costs from acquisition accounting; and change accounting practices for acquired contingencies, acquisition-related restructuring costs, in-process research and development, indemnification assets, and tax benefits. SFAS No. 141R is effective for business combinations occurring after December 15, 2008. The Company believes that this pronouncement will not have a material effect on the consolidated financial statements.

In December 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements, an amendment of ARB No. 51", which establishes new standards governing the accounting for and reporting of noncontrolling interests ("NCIs") in partially owned consolidated subsidiaries and the loss of control of subsidiaries. Certain provisions of this standard indicate, among other things, that NCIs (previously referred to as minority interests) be treated as a separate component of equity, not as a liability; that increases and decreases in the parent's ownership interest that leave control intact be treated as equity transactions, rather than as step acquisitions or dilution gains or losses; and that losses of a partially owned consolidated subsidiary be allocated to the NCI even when such allocation might result in a deficit balance. This standard also requires changes to certain presentation and disclosure requirements. SFAS No. 160 is effective beginning January 1, 2009. The provisions of the standard are to be applied to all NCIs prospectively, except for the presentation and disclosure requirements, which are to be applied retrospectively to all periods presented. The Company believes that this pronouncement will not have a material effect on the consolidated financial statements.

F-14

LOSCALZO ASSOCIATES, P.A.

Notes to Financial Statements
Years Ended December 31, 2007 and 2006

2.   Property and Equipment

The components of property and equipment are as follows:

December 31,	2007	2006

Land and Building	$342,654	$342,654
Automobiles	32,827	32,827
Equipment	73,137	64,474
Furniture and Fixtures	5,250	5,250
	453,868	445,205
Less Accumulated Depreciation and Amortization	202,582	193,131
	$251,286	$252,074

Depreciation and amortization expense for the years ended December 31, 2007 and 2006 were approximately $9,450 and $8,355, respectively.

3.   Related Party Transactions

The Company is leasing its office building from an affiliate company under a five year lease agreement. The Company pays monthly rent of $5,000 to the affiliate. It also pays repairs and maintenance and operating costs related to the facility. Under FASB Interpretation 46(R), "Consolidation of Variable Interest Entities", the Company has consolidated the financial statements of 130 Monmouth Street LLC since it provides the majority of financial support. Selected information of 130 Monmouth Street LLC's balance sheet, as of December 31, 2007 and 2006, and its results of operations for the year ended December 31, 2007 and 2006 are as follows:

	2007	2006

Total Assets	$613,596	$601,867
Total Liabilities	520,000	520,000
Member's Equity	93,596	81,867
Net Revenue	60,000	45,000
Net Income	11,729	6,367

From time to time, the Company borrows funds from the Company's sole stockholder. The loans are non-interest bearing demand obligations. At December 31, 2007 and 2006, the outstanding balance was $67,525 and $19,373, respectively. These loans were repaid in January 2008 and February 2007, respectively.

The Company advances funds to the sole stockholder on a short-term basis. These advances are non-interest bearing and are paid off within the year. In 2007, $74,500 was advanced over several months to the stockholder and paid off within nine months.

During the years ended December 31, 2007 and 2006, the Company paid approximately $150,000 and $132,000, respectively, for training and consulting services performed by a related party.

4.   Credit Line

The Company has an available credit line of $100,000. The interest rate was 8.5% and 7.8% at December 31, 2007 and 2006, respectively, with an outstanding balance of $0 and $90,000, respectively. The 2006 balance was paid off in January 2007. The credit line was cancelled on June 30, 2008.

F-15

LOSCALZO ASSOCIATES, P.A.

Notes to Financial Statements
Years Ended December 31, 2007 and 2006

5.   Pension Plan

The Company has a non-contributory defined contribution plan covering all employees. Contributions are made at the discretion of the Company. For the year ended December 31, 2007 and 2006, the pension contribution was $74,302 and $71,573, respectively, and the accrued profit sharing payable at December 31, 2007 and 2006 was $74,271 and $71,541, respectively.

6.   Income Taxes

Income tax (benefit) expense for the years ended December 31, 2007 and 2006 consist of the following:

	2007	2006

Current:
Federal	$19,800	$-
State	5,600	3,600
	25,400	3,600
Deferred:
Federal	(13,600)	(18,200)
State	(2,400)	(3,200)
	(16,000)	(21,400)
	$9,400	$(17,800)

The Company has a current net deferred tax liability of $323,000 and $324,000, and a non-current net deferred tax asset of $47,000 and $32,000 as of December 31, 2007 and 2006, respectively. The Company prepares its tax returns on a cash basis, but maintains its books on an accrual basis. As a result of the differences between these methods, timing differences occur between accounts receivables and payables, sale recorded for tax purposes but not on books and basis differences in certain investments, gives rise to a deferred tax liability. 130 Monmouth Street LLC files a separate tax return and income or losses from the entity passes through to its members. Therefore, no provision for taxes on its income has been included in the consolidated financial statements.

7.   Stockholder's Equity

The Company has 1,000 shares of no par common stock authorized, of which 100 shares are issued and outstanding.

8.   Subsequent Event

In July 2008, the Company was sold to SmartPros, Ltd., a public company whose stock is listed on NASDAQ (symbol SPRO) for approximately $4,400,000 in cash.

F-16

SmartPros.Ltd
Unaudited Pro-Forma Condensed Consolidated Financial Statements

Effective July 3, 2008, SmartPros.Ltd (“SmartPros” or the “Company”) completed the acquisition of Loscalzo Associates, P.A. (“Loscalzo”). The following unaudited pro forma condensed consolidated statement of operations for the six months ended June 30, 2008 gives effect to the Loscalzo acquisition as if it occurred on January 1, 2008, the first day for the fiscal year of both companies. For the fiscal year ended December 31, 2007 the unaudited pro forma condensed consolidated statement of operations gives effect to the transaction as if it occurred on January 1, 2007. The accompanying unaudited pro forma condensed consolidated balance sheet as of June 30, 2008 gives effect to the Loscalzo acquisition as if it occurred on June 30, 2008.

These unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto of SmartPros.Ltd included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and the Quarterly Report on Form 10-Q for the six month period ended June 30, 2008, which are included by reference in this Form 8K/A; and the accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements. Additionally, the consolidated financial statements of Loscalzo Associates, P.A. for the years ended December 31, 2006 and 2007 are included in this Form 8K/A.

The unaudited pro forma condensed consolidated financial statements reflect adjustments for pro forma events that are (1) directly attributable to the Loscalzo acquisition, (2) factually supportable, and (3) expected to have a continuing impact on the combined results. The unaudited pro forma financial statements were prepared using the purchase method of accounting with SmartPros treated as the acquiring company. SmartPros purchased all of the outstanding shares of Loscalzo. Accordingly, the consideration paid by SmartPros to complete the acquisition has been allocated preliminarily to the assets and liabilities acquired based on their estimated fair values as of the acquisition date. Any amount paid in excess has been treated as acquisition of intangible assets and goodwill.

Provisions of Statement of Financial Accounting Standards (“SFAS”) No. 141, Business Combinations,” establish criteria for determining when intangible assets should be recognized separately from goodwill. SFAS No. 142, “Goodwill and Other Intangible Assets” also provides, among other guidelines, that goodwill and intangible assets with indefinite lives will not be amortized, but rather tested for impairment on at least an annual basis. The Company is in the process of identifying intangible assets arising on account of this acquisition and will re-allocate the goodwill once this determination is complete.

The unaudited pro forma condensed consolidated statements of operations are presented for illustrative purposes only and are not indicative of what the expected results of

F-17

operations of SmartPros would have been had the acquisition been completed on the dates indicated above. Further, the unaudited pro forma condensed consolidated financial statements do not reflect one-time costs to fully merge and operate the combined organizations more efficiently, or anticipated synergies expected to result from the combination. You should not rely on the unaudited pro forma condensed consolidated statements of operations as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that SmartPros will experience.

F-18

SMARTPROS LTD. AND SUBSIDIARIES
Unaudited Pro Forma Condensed Consolidated Balance Sheet
June 30, 2008

	Historical (As reported)
	SmartPros	Loscalzo	Pro-Forma	Notes	Pro-Forma
			Adjustments

Assets

Current Assets:
Cash and cash equivalents	$10,004,501	$241,666	$(4,495,067)	(a,b)	$5,751,100
Accounts receivable, net of allowance for
doubtful accounts	1,741,600	760,297			2,501,897
Prepaid expenses and other current assets	227,360	47,339			274,699
Total Current Assets	11,973,461	1,049,302	(4,495,067)		8,527,696

Property and Equipment, net	700,491	256,425	(244,932)	(a,c)	711,984
Goodwill	145,684	-	3,553,568	(a,d)	3,699,252
Other Intangibles, net	3,471,010	-	-		3,471,010
Other Assets, including restricted cash of $150,000	154,673	-	-		154,673
Deferred Tax Asset	1,013,000	123,000	(123,000)	(e,k)	1,013,000
	5,484,858	379,425	3,185,636		9,049,919
Total Assets	$17,458,319	$1,428,727	$(1,309,431)		$17,577,615

Liabilities and Stockholders' Equity

Current Liabilities:
Accounts payable	$453,870	70,032	-		523,902
Accrued expenses	119,070	40,444	(22,967)	(e)	136,547
Other liabilities	40,040	-	-		40,040
Deferred revenue	6,033,028	31,787	-		6,064,815
Deferred tax liability	-	273,000	(273,000)	(e)	-
Total Current Liabilities	6,646,008	415,263	(295,687)		6,765,584

Long-Term Liabilities:
Other liabilities-net of current portion	20,013	-	-		20,013
Total Long-Term Liabilities	20,013	-	-		20,013

Minority Interest in Variable Interest Entity	-	611,742	(611,742)	(f)	-

Commitments and Contingencies

Stockholders' Equity:
Preferred stock	-	-	-		-
Common stock	531	2,000	(2,000)	(g)	531
Additional paid-in-capital	17,051,290	-	-		17,051,290
Retained earnings (deficit)	(4,997,302)	399,722	(399,722)	(g,k)	(4,997,302)
Common stock in treasury, at cost	(1,251,717)	-	-		(1,251,717)
Deferred compensation	(10,504)	-	-		(10,504)
Total Stockholders' Equity	10,792,298	401,722	(401,722)		10,792,298
Total Liabilities and Stockholders' Equity	$17,458,319	$1,428,727	$(1,309,431)		$17,577,615

F-19

SMARTPROS LTD. AND SUBSIDIARIES
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Six months ended June 30, 2008

	Historical (As reported)
	SmartPros	Loscalzo	Pro-Forma	Notes	Pro-Forma
			Adjustments
Net Revenues	$7,937,534	$981,035	$-		$8,918,569
Cost of Revenues	3,555,961	461,453	64,342	(h)	4,081,756
Gross Profit	4,381,573	519,582	(64,342)		4,836,813
Operating Expenses:
Selling, general and administrative	4,050,167	832,631	(433,700)	(i)	4,449,098
Depreciation and amortization	405,842	4,511	-		410,353
	4,456,009	837,142	(433,700)		4,859,451
Operating (Loss) Income	(74,436)	(317,560)	369,358		(22,638)
Other Income (Expense):
Interest and dividend income, net of expense	148,593	3,442	(110,000)	(j)	42,035
Net Income (Loss) before Benefit for Income Taxes	74,157	(314,118)	259,358		19,397
Income Tax Benefit (Expense)	35,000	126,000	(168,300)	(k)	(7,300)
Net Income (Loss)	109,157	(188,118)	91,058		12,097
Income from minority interest in variable interest entity	-	(1,831)	(1,831)	(l)	-
Net Income (Loss)	$109,157	$(189,949)	$89,227		$12,097

Net Income Per Common Share:
Basic net income per common share	$0.02				$0.00
Diluted net income per common share	$0.02				$0.00
Weighted Average Number of Shares Outstanding
Basic	4,974,721				4,974,721
Diluted	5,027,312				5,027,312

F-20

SMARTPROS LTD. AND SUBSIDIARIES
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Year ended December 31, 2007

	Historical (As reported)
	SmartPros	Loscalzo	Pro-Forma	Notes	Pro-Forma
			Adjustments
Net Revenues	$15,204,506	$3,437,175	$-		$18,641,681
Cost of Revenues	5,962,788	1,415,915	50,584	(h)	7,429,287
Gross Profit	9,241,718	2,021,260	(50,584)		11,212,394
Operating Expenses:
Selling, general and administrative	7,326,308	1,985,109	(1,189,002)	(i,m)	8,122,415
Depreciation and amortization	749,272	9,450	-		758,722
	8,075,580	1,994,559	(1,189,002)		8,881,137
Operating Income	1,166,138	26,701	1,138,418		2,331,257
Other income:
Interest and dividend income (net of expense)	411,435	-	(220,000)	(j)	191,435
Net Income before Income Tax Benefit	1,577,573	26,701	918,418		2,522,692
Income Tax Benefit (Expense)	590,792	(9,400)	958,000	(k)	1,539,392
Net Income before Minority Interest	2,168,365	17,301	1,876,418		4,062,084
Income from minority interest in variable interest entity	-	(11,729)	11,729	(l)	-
Net Income	$2,168,365	$5,572	$1,888,147		$4,062,084
Net income per share:
Basic	$0.44				$0.82
Diluted	$0.43				$0.81
Weighted average numbere of shares outstanding:
Basic	4,924,098				4,924,098
Diluted	5,022,911				5,022,911

F-21

SmartPros. Ltd
Notes to Pro Forma Financial Statements

a.

The consolidated financial statements of Loscalzo include the financial position and results of operations of a variable interest entity ("VIE"). The VIE was not part of the acquisition, therefore all financial information related to the VIE has been eliminated from the consolidated financial statements of Loscalzo.

The assets and liabilities have been segregated below between those acquired and those relating to the VIE that have not been acquired.

		Loscalzo		Consolidated
		Associates		as reported
		(excluding VIE)	VIE
	The total purchase price has been allocated as follows:

	Cash	$196,165	$45,501	$241,666
	Accounts receivable	760,297	-	760,297
	Prepaid expenses and other receivables	47,339	-	47,339
	Total current assets	1,003,801	45,501	1,049,302

	Property and equipment	11,493	244,932	256,425

	Total assets acquired	1,015,294	290,433	1,305,727

	Accounts payable and accrued expenses	119,296	-	119,296
	Total liabilites assumed	119,296	-	119,296
				-
	Net assets acquired	$895,998	$290,433	$1,186,431

	The purchase price has been calculated as follows:

	Consideration	$4,369,566
	Transaction related expenses	80,000

	Total purchase price	$4,449,566

	Excess of the purchase price over net assets acquired (Goodwill)	$3,553,568
	(The excess has been allocated to goodwill, refer to Note d)

b.	Reflects purchase price for the acquisition and also eliminates cash in the VIE of $45,501 that has not been acquired in this transaction.

c.	Land and buidling of $244,932 owned by VIE, not acquired in this transaction

F-22

d.

The Company allocated the excess of the purchase price over the net assets acquired to goodwill. The Company is in the process of identifying intangible assets arising as a result of this transaction. The identified intangible assets if any will be assigned values and amortized over their useful lives for assets with finite lives. Intangible assets with infinite lives will be tested for impairment annually. The goodwill of $3,553,568 will be adjusted accordingly for intangible assets recognized during this process. The pro forma information does not include the effect of amortization expense (if any) arising on account of identifying intangible assets.

e.	Elimination of deferred taxes and current taxes payable, as a result of the acquisition.

f.	To reverse minority interest in VIE, not acquired in the transaction.

g.	To eliminate members' equity and retained earnings through acquisition date.

h.	To reflect additional compensation cost that will be incurred as a result of a signed employment agreement with a former consultant to Loscalzo.

i.	To reflect reduction in compensation cost to former sole shareholder and officer of Loscalzo as a result of an employment agreement entered into upon the acquisition.

j.	Estimated interest income adjustment reflect the use of cash towards payment of the purchase price assumed to occur on account of the acquisition.

k.	The Company estimated the tax effect of the pro forma adjustments using the Company's effective tax rate of 38%.

l.	Reversal of income from VIE, excluded from this transaction.

m.	Reversal of profit sharing plan expense of Loscalzo

F-23